Titan Machinery Inc. Announces Leadership Succession to Drive Next Phase of Growth
President and COO Bryan Knutson to Become President and CEO
Chairman, and CEO David Meyer to Assume Role of Executive Chairman

WEST FARGO, N.D., October 18, 2023 (GLOBE NEWSWIRE) -- Titan Machinery Inc. (Nasdaq: TITN) (the “Company), a leading network of full-service agricultural and construction equipment stores, today announced as part of its leadership succession plan, David Meyer, the Company’s Founder, Chairman, and Chief Executive Officer, will transition to Executive Chairman effective February 1, 2024 and will also continue to serve as Chairman of the Board. At that time Bryan Knutson, the Company’s President and Chief Operating Officer will succeed Mr. Meyer as Chief Executive Officer, holding the position of President and Chief Executive Officer, and will become a member of the Company’s Board of Directors.
David Meyer co-founded Titan Machinery in 1980 on the principle of best-in-class product support, and as an early pioneer of dealer consolidation saw the benefits of consolidating dealership resources to leverage scale, equipment and parts inventories, training, and other industry expertise to provide world-class equipment support to all our agricultural and construction customers. As the Company’s long-time CEO and largest shareholder, Mr. Meyer has driven the expansion of the Company’s footprint from its initial two store locations in 1980 to an international dealership network which now spans 3 continents with nearly 150 locations.
“I am very proud of what our team at Titan Machinery has achieved since my early days in the dealership nearly 50 years ago and the breadth and depth of our operation is a testament to the talent that we’ve attracted to the organization,” commented Mr. Meyer. “Bryan is a natural leader with a successful track record and has proven his ability to excel across all aspects of our business. As his career has progressed through senior management positions with increased levels of responsibility, Bryan has been an integral member of our executive team and has demonstrated a thorough and insightful approach to strategy and operational execution, while at the same time showing an ability to build lasting relationships that have served our customers, employees, suppliers, and shareholders extremely well. I am extremely confident in Bryan’s capabilities and have watched his development over the last 20 plus years as he has excelled in both store and central leadership roles, which makes him uniquely qualified to lead Titan Machinery in our next stage of growth.”
In his new role as Executive Chairman, Mr. Meyer will focus his efforts on leading the Board of Directors, providing counsel to Mr. Knutson and the leadership team, and continuing to advance Titan’s acquisition strategy.
Mr. Knutson has established a successful track record at Titan Machinery for more than two decades, most recently as Chief Operating Officer since 2017, and adding the position of President in 2022. Prior to these executive roles, Mr. Knutson led Titan Machinery’s North American Agriculture and Construction Equipment Operations and has implemented lasting positive changes across the organization, leveraging his first-hand experience as a Sales Consultant, General Manager, and various Senior Field positions. Mr. Knutson has an extensive understanding of the Titan Machinery business and will bring his deep appreciation of Titan’s culture to grow upon the success that Mr. Meyer established during his time as Chief Executive Officer. In addition to his involvement in several industry organizations and dealer groups, Bryan is Chairman of the Board of the Pioneer Equipment Dealers Association representing Industry Equipment Dealers in Minnesota, North Dakota and South Dakota and has served long tenures on both the Case IH Agriculture and Case Construction Dealer Advisory Boards. Bryan graduated from Concordia College in Moorhead, MN with honors where he played varsity hockey and was a member of the academic all-conference team.
“I’m excited, honored and humbled by the opportunity to lead the Titan Machinery organization, which has been such an important part of my life for over 20 years,” stated Mr. Knutson. “During my time at Titan Machinery, David and I built a very strong relationship, working together with our global team to deliver on our growth strategy through a track record of robust and consistent organic growth, M&A execution, advancing our customer care strategy and employee engagement, and instilling a culture of operational excellence that has resulted in an improved margin profile across all segments of our business. I look forward to continuing to work with David, our Board, our executive leadership team, and our more than 3,000 global team members to continue providing world class service to our customers and building significant value for our stakeholders.”
About Titan Machinery Inc.
Titan Machinery Inc., founded in 1980 and headquartered in West Fargo, North Dakota, owns and operates a network of full service agricultural and construction equipment dealer locations across three continents –North America, Europe and Australia – servicing farmers, ranchers and commercial applicators. The network consists of: US locations in Colorado, Idaho, Iowa, Kansas, Minnesota, Missouri, Montana, Nebraska, North Dakota, South Dakota, Washington, Wisconsin and Wyoming; European stores located in Bulgaria, Germany, Romania, and Ukraine; and Australian stores located in the regions of Victoria, New South Wales, and South Australia. Titan Machinery’s locations represent one or more of the CNH Industrial Brands, including Case IH, New Holland Agriculture, Case Construction, New Holland Construction, and CNH Industrial Capital. Additional information about Titan Machinery Inc. can be found at www.titanmachinery.com.

Forward Looking Statements
Except for historical information contained herein, the statements in this release are forward-looking and made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The words “potential,” “believe,” “estimate,” “expect,” “intend,” “may,” “could,” “will,” “plan,” “anticipate,” and similar words and expressions are intended to identify forward-looking statements. These statements are based upon the current beliefs and expectations of our management. Forward-looking statements made in this release may include statements regarding Agriculture, Construction, Europe, and Australia segment initiatives and improvements, growth and profitability expectations, acquisition growth opportunities, employee engagement, customer service expectations, and agricultural and construction equipment industry conditions and trends, involve known and unknown risks and uncertainties that may cause Titan Machinery’s actual results in future periods to differ materially from the forecasted assumptions and expected results. The Company’s risks and uncertainties include, among other things, the impact of the Russia-Ukraine conflict on our Ukrainian subsidiary, our substantial dependence on CNH Industrial including CNH Industrial's ability to design, manufacture and allocate inventory to our stores necessary to satisfy our customers' demands, supply chain disruptions impacting our suppliers, including CNH Industrial, the continued availability of organic growth and acquisition opportunities, difficulties in integrating acquired stores and achieving desired financial performance, industry supply levels and related market conditions, fluctuating agriculture and construction industry economic conditions, the success of initiatives within the Company’s operating segments, the uncertainty and fluctuating conditions in the capital and credit markets, difficulties in conducting international operations, foreign currency risks, governmental agriculture policies, seasonal fluctuations, the ability of the Company to manage inventory levels, weather conditions, disruption in receiving ample inventory financing, and increased competition in the geographic areas served. These and other risks are more fully described in Titan Machinery’s filings with the Securities and Exchange Commission, including the Company’s most recently filed Annual Report on Form 10-K, as updated in subsequently filed Quarterly Reports on Form 10-Q, as applicable. Titan Machinery conducts its business in a highly competitive and rapidly changing environment. Accordingly, new risks and uncertainties may arise. It is not possible for management to predict all such risks and uncertainties, nor to assess the impact of all such risks and uncertainties on Titan Machinery’s business or the extent to which any individual risk or uncertainty, or combination of risks and uncertainties, may cause results to differ materially from those contained in any forward-looking statement. Other than as required by law, Titan Machinery disclaims any obligation to update such risks and uncertainties or to publicly announce results of revisions to any of the forward-looking statements contained in this release to reflect future events or developments.
Investor Relations Contact:
ICR, Inc.
Jeff Sonnek, jsonnek@icrinc.com.
Managing Director
646-277-1263

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